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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 18, 2006


                             ANTARES RESOURCES CORP.
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            (Exact name of registrant as specified in its charter)


           New York                   000-3926              13-1950459
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(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)


                           7900 Glades Road, Suite 610
                              Boca Raton, FL 33434
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               (Address of principal executive offices) (Zip Code)


                                 (561) 558-0165
                        --------------------------------
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                           FORWARD LOOKING STATEMENTS

         Certain statements and information included in this Current Report on Form 8-K ("Current Report") constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words or phrases "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "projected," "intends to" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including, but not limited to, the ability of the Company to obtain bankruptcy court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time, potential adverse publicity surrounding the Chapter 11 proceeding, the ability of the Company to obtain and comply with obligations and covenants in the debtor-in-possession ("DIP") financing documents to the extent the Company determines to obtain DIP financing, the ability of the Company to fund its working capital needs through the expiration of the DIP financing and thereafter, the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations, the ability of the Company to obtain and maintain adequate relationships with vendors and customers and manage relationships with its creditors and other lenders, the ability of the Company to attract and motivate key employees in the future, potential actions of regulatory authorities which govern the Company's operations, including the potential for delisting by the Securities and Exchange Commission ("SEC") and the potential for other litigation resulting from the Company's activities prior to Bankruptcy, the ability of the Company to get its charter reinstated in the State of New York, the Company's prospects for the future, the ability of the Company to develop, prosecute, confirm and consummate its plan of reorganization with respect to the Chapter 11 proceeding, the Company's ability to implement its plan of reorganization and obtain adequate post-bankruptcy financing or other capital on commercially acceptable terms, economic conditions, changes in laws or regulations and other risks described in the Company's reports filed with the SEC. Such factors could materially adversely affect the Company's future financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed within this Current Report or other SEC reports. It is currently anticipated that additional discussion of such factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations will be contained in the Company's future filings with the SEC.

ITEM 8.01   OTHER EVENTS.

         On January 18, 2006, Michael P. Phelan, the trustee for Antares Resources Corp. (the "Company" or "Antares"), filed on behalf of the Company a monthly financial report (the "Report") with the U.S. Bankruptcy Court for the Middle District of Florida in connection with the Company's involuntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code, Case No. 3:04-bk-06408-JAF. The Report sets forth certain financial information regarding Antares for the period from December 1, 2005 to December 31, 2005. The Report is included with this Current Report as Exhibit 99.1, and is incorporated by reference into this Item 8.01.

         THE REPORT CONTAINS FINANCIAL INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE COMPANY CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE REPORT WHICH CONTAINS UNAUDITED INFORMATION AND IS IN A FORMAT PRESCRIBED BY THE APPLICABLE BANKRUPTCY LAWS. THERE CAN BE NO ASSURANCE THAT THE REPORT IS COMPLETE. THE REPORT ALSO CONTAINS INFORMATION FOR A PERIOD THAT MAY BE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE COMPANY'S REPORTS FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

             The following exhibit is filed herewith:


                Exhibit
                Number          Description
                -------         -----------

                99.1 Monthly financial report for the period from December 1, 2005 to December 31, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ANTARES RESOURCES CORP.
                                                    (Registrant)


                                                    By:    /s/ Michael P. Phelan
                                                           ---------------------
                                                    Name:  Michael P. Phelan
                                                    Title: Chapter 11 Trustee

Date:   January 20, 2006



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                                  EXHIBIT INDEX


Exhibit
 Number       Description
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 99.1         Monthly financial report for the period from December 1, 2005 to
              December 31, 2005.